UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 29, 2020

KINSALE CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37848	98-0664337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2035 Maywill Street
Suite 100
Richmond, Virginia 23230
(Address of principal executive offices, including zip code)
(804) 289-1300
(Registrant’s telephone number, including area code)
2221 Edward Holland Drive
Suite 600
Richmond, Virginia 23230
(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	KNSL	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Results of Operations and Financial Condition.
On October 29, 2020, Kinsale Capital Group, Inc. (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.
    (d) Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company dated October 29, 2020
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kinsale Capital Group, Inc.

Dated: October 29, 2020	By:	/s/ Bryan P. Petrucelli
Bryan P. Petrucelli
Executive Vice President, Chief Financial Officer and Treasurer